UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2025 (October 10, 2025)

HEALTHCARE AI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIUF	OTC Market Group, Inc,

Class A Ordinary Share, par value $0.0001 per share	HAIAF	OTC Market Group, Inc,

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIWF	OTC Market Group, Inc,

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 10, 2025, Healthcare AI Acquisition Corp. (the “Company”) held its general annual meeting (the “Meeting”).  As approved by its shareholders at the Meeting, the following proposal was approved as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination from October 14, 2025 on a month-to-month basis until October 14, 2026 (each month so extended, the “Extended Date”), by depositing into the trust account $0.10 per non-redeemed public share for each monthly extension deposited into the Company’s trust account (the “Trust Account”), held by Continental Stock Transfer & Trust Company (the “Extension Amendment Proposal”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 10, 2025, the record date for the Meeting, there were 5,543,111 ordinary shares entitled to be voted at the Meeting. This includes 5,543,110 Class A Shares issued and outstanding and one Class B Share issued and outstanding (together being the issued and outstanding ordinary shares of the Company, referred to as the “Shares”). At the Meeting, 5,315,600 or 95.9% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Meeting are as follows:

1.	Extension Amendment Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as a special resolution, giving the Company the right to extend the date by which it has to complete a business combination from May 14, 2025 on a month-to-month basis until October 14, 2025 by depositing into the trust account $0.10 per non-redeemed public share for each monthly extension deposited into the Company’s Trust Account. Approval of the Extension Amendment Proposal required a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds (2/3) of such holders of the issued and outstanding ordinary shares voted in person or by proxy at the Meeting or any adjournment thereof. The Extension Amendment Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,315,600	0	0	0

2.	Ratification of Auditors Proposal

Shareholders approved the proposal to amend the Company’s Articles of Association as an ordinary resolution to approve Bush Associates CPA LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Approval of the Ratification of Auditors Proposal required an ordinary resolution under Cayman Islands law, being a resolution passed by a majority of holders of the issued and outstanding Ordinary Shares voting in person or by proxy at the General Annual Meeting or any adjournment thereof. The Ratification of Auditors Proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,315,600	0	0	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Dated: October 14, 2025	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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